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Exhibit 99.1

Consolidated Energy, Inc. is committed to the successful development of a profitable coal mining operation in Martin County, Kentucky. In addition, the Company is actively pursuing the development of clean coal technologies.

   - Positioned to take advantage of favorable market dynamics
   - 20 million tons of proven, recoverable reserves
   - 36-month contract worth $73 million in revenues

Corporate History
 Reverse Merger with Barbecue Capital Corp (Nevada)                  Oct 2002
 Signed agreement to acquire 100% of Saudi American Minerals, Inc.   Jun 2003
 Acquired the assets of Eastern Consolidated Energy, Inc.            Sep 2003
 Commenced mining operations at the Warfield Mine                    Sep 2003
 Executed a $73 million contract with American Electric Power        Sep 2004

Near Term Strategy
 Initiate a two part expansion plan                                  Dec 2004
 Purchase Mining and Construction Equipment                          Dec 2004
 Complete Phase I: Pond Creek slope development                      Feb 2005
 Full-scale Production begins at the Pond Creek seam                 Feb 2005
 Complete Phase II: Introduce production equipment to Alma seam      Apr 2005
 Full-scale Production begins at the Alma seam                       May 2005

Management
Dave Guthrie - President and CEO
Barry Tackett - CFO and Treasurer
Joseph Jacobs - Secretary

Board of Directors
Dr. Edward Jennings - Chairman
Dave Guthrie
Barry Tackett
Carl Baker
Joseph Jacobs

Mine Managers
Larry Hunt - Director of Operations
Bill Reed - Director of Reserve Acquisition
Jeff Miller - Director of Marketing and Quality Control
Kenneth Hunt - Mine Manager

Coal Market Characteristics
 US Electricity Consumption
   50+% of domestic consumption is generated by coal
   20% by nuclear, 16% by natural gas
 Efficiency
   Coal is 4 to 5 times more efficient than natural gas in cost effectiveness producing power
   Recent declines in deliverability of domestic natural gas volumes provide support for a period of prolonged, high natural gas prices
 Abundance of Domestic Reserves versus Natural Gas and Oil
   268 billion tons of domestic, recoverable reserves representing 200+ years worth of estimated reserves

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   In contrast, BP (NYSE: BP) estimates that there are approximately 31 billion barrels of proven oil reserves in the US representing just over 4 years worth of reserves

Merger with Saudi American Minerals, Inc. (SAMI)
 Definitive agreement to acquire 100% of SAMI
 Agreement allows Consolidated Energy to obtain SAMI's patented clean coal technology
 3:2 stock exchange where CEIW will provide 13,770,009 shares and receive
  20,685,517 shares of SAMI stock
 Agreement to become effective upon the SEC's approval of an S-4 filing

SAMI Clean Coal Technology
 Clean coal technology whereby Bituminous, Sub Bituminous and Lignite coal can be burned cleanly, greatly reducing or eliminating black smoke and particle emission pollution into the atmosphere
 This patented process has been shown to remove organic sulfur and to remove over 90% of the mercury present in coal
 The technology has shown to be highly affective on sub-bituminous and lignite coal such as coal found in the Western United States, China, Indonesia and Egypt

Natural Gas Operations
 Consolidated Energy has drilled and completed Devonian Shale gas wells in
  Morgan County, KY, Central Appalachia.
 The first of these wells has an open flow of 472,000 cu. Ft. per day (472
  MCF).
 The company has several more wells scheduled to be drilled in this area, seven of which are direct offset locations to this well.
 Devonian Shale wells have historically been long-term gas production wells many of have experienced commercial gas production in excess of 50 years. The company expects to begin selling this gas as early as April of 2004 when
  Jefferson Gas LLC completes its upgrade of the delivery pipeline.

Coal Reserves
 20,000,000 tons of mineable coal reserves, available via underground mining method
 These coal reserves are contained in two mining seams:
   -The Alma seam contains 14,600,000 tons
   -The Pond Creek seam contains 5,400,000 tons

Quality of Reserves
 Coal in the Alma seam averages:
   12,000 to 12,500 BTU
   1.7 to 2.5% Sulfur
   9 to 12% Ash Content
 Coal in the Pond Creek seam averages:
   13,000 BTU
   Less than 1.0% Sulfur (estimated at 0.7%)
   Less than 7% Ash Content

The Alma Seam
 Management expects to produce 50,000 tons per month from the Alma coal seam The Alma mine is developed and is designed to support two operating sections

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   -Two production shifts and one maintenance shift in each of the two sections
   -Management expects to produce an average of 625 tons per production shift per day
 Each of the four production shifts will produce coal 20 days per month (on average)

The Pond Creek Seam
 Management expects to produce over 40,000 tons per month from the Pond Creek coal seam
 The Pond Creek mine is designed as a "super section" mine
   -The Company will employ two production shifts and one maintenance shift in this super section
    -Management expects to produce an average of 1,000 tons per production shift
 Both production shifts will produce coal 20 days per month (on average)

Long-term AEP Contract
 American Electric Power (AEP)
 CEIW will deliver over 1.4 million tons of coal at $51.00 per ton
 40,000 tons of coal per month for 36 months beginning March 2005
 All coal in excess of the 40,000 monthly tons will be sold via the spot market
 Transportation via truck: Less than 40 miles
 The Pond Creek reserves at Warfield are the only permitted reserves capable of satisfying the coal quality required by the contract

Expansion Project
Consolidated Energy plans to expand the Warfield mining operation in the following areas:
 Increase Alma seam coal production
 Initiate Pond Creek coal seam production
 Erect a coal washing facility on the Warfield property capable of washing all coal production from the Warfield mines
 Total Expansion Investment  $10,000,000

Pond Creek Slope Development
 ECEI will cut three engineered slopes from within the existing Alma mine, down to the Pond Creek coal seam
 The slope construction is estimated to require approximately 60 days
 The three slopes will descend 90 feet at a 9 degree angle
   -Each slope is estimated to be 600 feet long
 The total cost of slope development is estimated at $1,205,000
   -Equipment and Materials: $950,000
   -Total Labor: $255,000

Estimated Expansion Costs
 Alma Mining Equipment                              $4,030,000
 Pond Creek Mining Equipment*                        3,798,700
 Coal Washing Facility (Labor, Materials & Equip)    1,000,000
 Pond Creek Construction costs*                        652,240
 Working Capital                                       519,060

   Total                                           $10,000,000

* Includes the $1.2 million Pond Creek development costs mentioned on the preceding page.

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2005/2006 Forecast

                              1Q05       2Q05       3Q05       4Q05       FY05       FY06
                            Estimate   Estimate   Estimate   Estimate   Estimate   Estimate
                            --------   --------   --------   --------   --------   --------
Revenues                   $   3,060  $  11,220  $  13,770  $  13,770  $  41,820  $  55,080

Total Costs                    2,017      7,394      9,075      9,075     27,560     36,299

Operating Profit               1,043      3,826      4,695      4,695     14,260     18,781

Tons Produced                 60,000    220,000    270,000    270,000    820,000  1,080,000

Price Per Ton                $ 51.00    $ 51.00    $ 51.00    $ 51.00    $ 51.00    $ 51.00

Costs Per Ton                $ 33.61    $ 33.61    $ 33.61    $ 33.61    $ 33.61    $ 33.61


Comparable Analysis

                                      Closing   Market  Enterprise   FY05e      EV to
Company Name                 Ticker    7-Dec      Cap      Value     EBITDA    EBITDA
------------                -------   -------   -------   -------   -------   -------
Massey Energy                 MEE    $  31.75  $  2,410  $  3,230   $  442       7.3x
Consol Energy                 CNX       39.34     3,560     4,140      570       7.3x
Arch Coal                     ACI       34.28     2,140     3,160      450       7.0x
Alliance Resources Partners   ARLP      63.30     1,130     1,260      190       6.6x
Peabody Energy Corp           BTU       76.00     4,910     6,050      785       7.7x
National Coal Corp (1)        NLCP       3.60       284       303       28      10.8x

   Mean                                                                          7.8x
   Median                                                                        7.3x

Consolidated Energy (1,2)     CEIW       1.60        39        51       14       3.6x

(1) NLCP and CEIW market cap and enterprise value reflects a fully-diluted share count.
(2) Enterprise Value assumes the addition of $10 million in capital for project expansion.
* Full-scale production is expected to generate an EBITDA run-rate of $18.8 million and an EV to
EBITDA multiple of 2.7x.

Summary
 Strong Coal Market for the Foreseeable Future
 $73 million contract with American Electric Power
 Abundance of Coal Reserves
  -20 million tons of proven, recoverable reserves
  -40,000 tons per month from the Pond Creek seam
  -50,000 tons per month from the Alma seam
 Knowledgeable and Experienced Management Team
 Priced well-below Comparables based on FY05 Projections